EXHIBIT 10.43



                                LEASE AGREEMENT

         This Lease Agreement, made and entered into as of the 18th day of March, 1999, by and between Ameling Properties, LLC, hereinafter called ALandlord@, and KAT, Inc., an Indiana corporation, hereinafter called ATenant@.

                                   ARTICLE 1

                           REPRESENTATIONS OF TENANT

         Tenant makes the following representations and warranties as of the execution date for the benefit of and reliance on by Landlord:

         A. Tenant is a corporation duly organized and validly existing in good standing under the laws of the State of Indiana and is authorized to transact business in the state of Indiana.

         B. The execution, delivery and performance of this Lease are within the corporate powers of Tenant, have been duly authorized, and are not in contravention of law or the terms of the Tenant=s Articles of Incorporation or Bylaws, or any undertaking to which Tenant is a party or by which it is bound.

         C. This Lease is a valid and binding obligation of Tenant in accordance with its terms.

         D. The Tenant intends to use and occupy the Property in its over-the-road trucking at all times during the Lease Term and does not know of any reason why the Property will not be so used by it in the absence of supervening circumstances not now anticipated by it or beyond its control except as provided herein. Tenant will not use, or suffer or permit any person to use, the Property or any part thereof for any purpose in violation of the Laws of the United States or of the State of Indiana, or of the ordinances or rules of any governing power which shall have the right to make laws, rules, or regulations, or for any purpose not authorized.

                                   ARTICLE 2

                        LANDLORD=S COVENANTS OF WARRANTY

         Landlord makes the following covenants and warrants as of the execution date for the benefit of and reliance on by Tenant:

         A. There are no existing or unexpired leases, conveyances, agreements, options, mortgages or liens of any kind or description affecting Landlord=s interest in the Property;

         B.       Landlord has full right and power to enter this Lease;

         C. There are no restrictions or stipulations or planning or zoning ordinances, laws, regulations, or restrictions now in effect with respect to the Property that would interfere with or restrict Tenant=s intended use of the Property; and

         D. At all times prior to expiration or other termination of this Lease when Tenant is not in default hereunder, its peaceable and quiet possession and enjoyment of the Property shall not be disturbed.

                                   ARTICLE 3

                      LEASE OF PREMISES AND LEASE PAYMENTS

Section 3.1. Lease of Premises. Landlord, of and in consideration of the rents, covenants and agreements hereinafter set forth, does hereby lease to Tenant, and Tenant does hereby take and rent from the Landlord, the real property located at 116 East, 1100 North, Chesterton, Indiana 46304, and more particularly described in Exhibit AA@, attached hereto and made a part hereof, to have and to hold the same, together with the buildings and other improvements now or hereafter located thereon and all rights, privileges, powers, easements, tenements, and appurtenances to the same belonging or in anywise appertaining thereto, (all the aforesaid being herein referred to collectively as the AProperty@ or ALeased Premises@) for and during the term hereinafter provided.

Section 3.2. Use of Premises. The Leased Premises shall be used and occupied by Tenant, subject to the conditions herein contained, in connection with its over-the-road trucking operations. In no event shall the Leased Premises be used or occupied by the Tenant in any manner contrary to law, zoning regulations, or recorded restrictions, if any. Tenant shall not leave the Leased Premises vacant or unoccupied at any time during the Term of this Lease without the prior written permission of the Landlord.

Section 3.3. Lease Term. The term of this Lease shall commence on March 12, 1999, and end on April 30, 2014, both dates inclusive unless earlier terminated in accordance herewith (the ATerm@). Either party may, however, terminate this Lease upon six (6) months written notice to the other after March 1, 2001; provided that, in the event of such termination by Tenant, Landlord shall be entitled to the continuation of the payment of Rents as if such termination had occurred effective on the third (3rd) anniversary of the date of this Lease Agreement. If by mutual consent of the parties, Tenant takes possession of the Leased Premises after the commencement date, then during such post term period Tenant shall on the first day of such possession pay the rent as herein established on a pro-rata per diem basis and such occupancy shall be under all the terms and conditions of this Lease, but such post term occupancy shall not affect the lease Term as herein otherwise established. Subject to the availability of the Leased Premises, Tenant shall have the right prior to the commencement date to enter upon the Leased Premises at reasonable times for the purpose of preparing the Leased Premises for their intended use and inspecting and testing the same.

                                   ARTICLE 4

                                     RENTAL

Section 4.1. Base Annual Rental. Tenant shall, without deduction, abatement or set off of any nature whatsoever, pay to Landlord as fixed rent (hereinafter referred to as the ABase Annual Rental@) for the Leased Premises the sum of One Hundred Sixty-Six Thousand Dollars ($166,000.00) per annum payable in equal monthly installments of Thirteen Thousand Eight Hundred Thirty-Three and 33/100 Dollars ($13,833.33) on the first of each month during the first year of the Term.

         Said rental payments shall be made without demand on the first day of each and every month throughout the Term, if exercised, of this Lease. Rent for any partial month of the term of this Lease shall be prorated. The rent shall be payable at 902 Crabapple Lane, Valparaiso, Indiana 46383 , or at such other place as Landlord may from time to time designate in writing.

Section 4.2. CPI Adjustments. The Base Annual Rent paid by Tenant shall be adjusted upward, but never downward, effective as of March 1, 2000, and on the same day of each year thereafter during the Term to reflect the increase, if any, in the Consumer Price index ( All Cities, All Urban Consumers, All Items, 1982-1984=100) (subsequently referred to as ACPI-U@) or its successor price index , as published by the United States Bureau of Labor Statistics. This adjustment shall computed by adding to the Base Annual Rent an amount determined as follows: i) the CPI-U index number for the second month preceding March of 1999 (AInitial Index Number@) shall be subtracted from the CPI-U index number for the second month immediately preceding the effective date of the increase; ii) the resulting amount shall be divided by the Initial Index Number and reduced to a decimal equivalent; iii) the resulting decimal shall be multiplied by the Base Annual Rent. The Base Annual Rent, as adjusted, shall be paid in equal monthly installments as provided in Paragraph 4.1, above.

          Section 4.3. Late Payment Charges. Rent is due on the first day of the month and shall be delinquent if not paid by the fifth calendar day of the month. A five percent (5%) late charge shall be added to the rent due for each delinquent rent payment.
                                   ARTICLE 5

                             OBLIGATIONS OF TENANT

Section 5.1. Taxes. Tenant shall pay as additional rent, any and all amounts expended by Landlord for real estate taxes, assessments, and charges, as well as all sewer charges levied, assessed or payable with respect to the land, buildings and improvements comprising the Leased Premises. Such additional rent by reason of said taxes and sewer charges shall be payable by Tenant upon presentation to Tenant of copies of tax and sewer charges.

Section 5.2. Utilities. Tenant shall pay for all utility services to the Leased Premises including, but not limited to, electricity service for lighting, business machines and business equipment, and utility service to provide heating, ventilating and air conditioning. Tenant shall supply all replacement light bulbs. If any such utility service shall not be separately metered to Tenant, Tenant shall pay its proportionate part of such utility service, based upon square footage of any buildings occupied by Tenant and a pro rata portion of common areas, upon presentation of a bill therefor by the Landlord, and the amount thereof shall be deemed additional rent hereunder. Landlord represents and warrants that all utilities, including but not limited to, water, gas, sewer, telephone and electricity are provided to the Leased Premises in the quantities required by Tenant without any additional action or payment by Tenant.

                                   ARTICLE 6

                           MAINTENANCE AND ADDITIONS

Section 6.1. Maintenance and Repairs. Landlord shall at its cost and expense, except as provided below, keep in good repair the foundation, structural members, exterior of the outside walls, roof, gutters and down spouts of the buildings comprising a part of the Leased Premises, and shall also at its cost and expense maintain and keep in good repair the outside lighting, and all mechanical equipment serving the Leased Premises (including maintaining, keeping in repair and replacing, when necessary, all HVAC and hot water heating equipment).

         Tenant shall be responsible for all interior cleaning and all interior and exterior window washing. Tenant covenants and agrees not to do or suffer any waste to the Leased Premises and at its cost and expense to maintain and keep in good repair all parts of the Leased Premises even though not specifically enumerated above, including but not limited to, all of the interior of the Leased Premises, all glass and exterior doors, all landscaping, and the parking lot (including sweeping, snow removal and striping)

         If Tenant does not make the necessary repairs, replacements, or maintenance as herein provided, Landlord at its option, and after giving Tenant thirty (30) days written notice, shall have the right to do the same and all amounts so expended by the Landlord shall be deemed additional rent, to be due and owing at the time the next rental payment is due following the date that such repairs, replacements, or maintenance have been done by the Landlord.

Section 6.2. Additions - Mechanic=s Liens. Any alteration, addition or improvement made by Tenant and any fixtures installed by Tenant (including wall-to-wall carpeting and wall paneling) shall become the property of Landlord upon the expiration or other sooner termination of this Lease unless removed pursuant to Section 11.1 of this Lease. No structural alterations shall be made without first obtaining the written consent and approval of Landlord as to the proposed plans and specifications, which consent and approval Landlord agrees will not be unreasonably withheld and further provided that any alterations or improvements shall be done expeditiously and in good and workmanlike manner. If Landlord refuses to consent to such alterations, and the failure to make an alteration would impact or impair Tenant=s use of the Leased Premises in any manner, Tenant may terminate the Lease without further liability.

         Tenant shall not permit any mechanic=s lien to be filed against the fee of the Leased Premises or against the Tenant=s leasehold interest in the Leased Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Leased Premises through or under the Tenant, whether prior to, during, or subsequent to the Term hereof. If any such mechanic=s lien shall at any time be filed against the Leased Premises and Tenant shall fail to remove same within thirty
(30) days  thereafter,  it shall  constitute a default under the  provisions of
Article 12 of this Lease.

                                   ARTICLE 7

                               DAMAGE TO PREMISES

Section 7.1. Destruction to Premises. If the Leased Premises are at any time during the Term of this Lease damaged or destroyed in whole or in part by fire or any other peril so as to render the Leased Premises untenable for sixty (60) days, the Landlord or Tenant may, at the option of either, terminate this Lease. Notwithstanding anything herein to the contrary, if the amount of insurance proceeds collected by Landlord as a result of such whole or partial damage of destruction are not sufficient to complete any restoration or rebuilding of the Leased Premises, Landlord may, at its option, terminate this Lease. Notice of termination by either party to this Lease shall be served upon the other party pursuant to Section 14.1 hereof.

         Landlord shall notify Tenant in writing of its opinion as to the number of days the Leased Premises will be wholly untenable within ten (10) days after such damage or destruction. If the Tenant does not agree with the opinion of the Landlord as to the number of days the Leased Premises will be wholly untenable, Tenant may demand within three (3) days after such notification that the fact be determined by arbitration. Landlord and Tenant shall each choose an arbitrator within five (5) days after such demand by Tenant. The two arbitrators so chosen, before entering on the discharge of their duties, shall elect a third, and the decision of any two of such arbitrators shall be conclusive and binding upon both parties hereto.

         If it is determined by arbitration or by agreement between the Landlord and the Tenant that the Leased Premises are not wholly untenable for sixty (60) days, then the Landlord shall repair or restore the Leased Premises to substantially the same condition as existed prior to such damage or destruction, at Landlord=s own expense, with all reasonable speed and promptness, and in such case as just and proportionate part of the rental shall be abated until the Leased Premises have been repaired or restored. In determining what constitutes reasonable speed and promptness, consideration shall be given to delays caused by strike, adjustment of insurance, and other causes beyond the Landlord=s control, and this Lease shall not be terminable by Tenant if the Leased Premises are not made tenable sixty (60) days after such damage or destructions provided Landlord has been repairing or restoring, and continues to repair or restore, the Leased Premises with such reasonable speed and promptness. If neither party so elects to terminate the Lease, then Landlord will be obligated to repair and reconstruct the Leased Premises within the time and in the manner as stated above. If Landlord does not repair and replace the Leased Premises within one hundred eighty (180) days of the casualty for any reason, notwithstanding anything to the contrary, Tenant may terminate this Lease without further liability.

                                   ARTICLE 8

                          INDEMNIFICATION AND RELEASE

Section 8.1. Indemnification. Except for claims arising out of acts or omissions caused by the intentional, reckless or negligent acts or omissions of Landlord or its representatives, employees or agents, Tenant shall indemnify and hold Landlord harmless against all claims, demands, actions, causes of actions, settlements, expenses and any other liabilities, including reasonable attorneys= fees, arising from or related to (a) failure of Tenant to perform any covenant, promise or term to be performed by Tenant under this Lease; (b) any accident, injury or damage which shall happen on or about the Leased Premises during the Term caused in whole or in part by Tenant=s intentional, reckless or negligent act or omission or resulting from the condition, maintenance or operation by Tenant of the Leased Premises; (c) failure to comply with the valid and enforceable requirements of any government authority for which Tenant can be held liable and for which Landlord is not responsible under this Lease; (d) any mechanic=s lien or security agreement filed against the Leased Premises or any equipment or material therein; and (e) any intentional, reckless or negligent act or omission of Tenant or its representatives, employees, or agents. Except for claims arising out of acts or omissions caused by the intentional, reckless or negligent acts or omissions of Tenant or its representatives, employees or agents, Landlord shall indemnify and hold Tenant harmless against all claims, demands, actions, causes of action, settlements, expenses and any other liabilities, including reasonable attorneys= fees arising from or related to (a) failure of Landlord to perform any covenant, promise or term to be performed by Landlord under this Lease; (b) failure to comply with the valid and enforceable requirements of any governmental authority for which Landlord is liable under the Lease; and (c) any intentional, reckless or negligent act or omission of Landlord or its representatives, employees or agents.

Section 8.2. Mutual Release. Notwithstanding anything herein to the contrary, Landlord and Tenant and all parties claiming under them hereby mutually release and discharge the other from all claims and liabilities arising from or caused by any hazard covered by insurance on the Leased Premises, or covered by insurance in connection with property on or activities conducted at the building or Leased Premises, regardless of the cause of the damage or loss. This release shall apply only to the extent that such loss or damage is covered by insurance and only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies.

                                   ARTICLE 9

                          CONDEMNATION, ACCESS, USAGE

Section 9.1. Condemnation. (a) If the entire Leased Premises ( or so much thereof so as to leave the remaining portion unfit for use by Tenant in its sole discretion) shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by purchase under threat of condemnation, then the Lease shall automatically terminate as of the date that Leased Premises shall be so taken.

         (b) If any part of the Leased Premises shall be so taken and this Lease shall not be terminated under the provisions of subparagraph (a) above, then Landlord or Tenant shall have the option to terminate this Lease upon thirty (30) days notice to the other if continued operation of the remaining Leased Premises is, in either=s opinion, no longer economical or feasible.

         (c) In any event, all compensation awarded or paid upon such total or partial taking shall belong to and be the property of the Landlord (or Tenant if it has exercised the option described in Section 3.4 above and the parties later actually close on the sale) without any participation by the Tenant unless any structures, improvements or other property constructed by Tenant is taken, in which case Tenant shall be entitled to that portion of the compensation attributable to such structures, improvements or property; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for depreciation of, damage to, or the value or cost of removal of trade fixtures, furniture, and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect Landlord=s award.

Section 9.2. Access. Landlord, and its duly authorized agents, employees and contractors shall have access to the Leased Premises at all reasonable times for the purpose of inspecting the same, or for exhibiting the same for sale, lease or financing during the last year of the Term.

Section 9.3. Usage. Tenant shall take reasonable efforts to minimize any noise, smoke or odor escaping from the Leased Premises, and shall endeavor to occupy the same in such manner so as not to constitute a public or private nuisance. No signs, fixture, advertisement or notice shall be displayed, inscribed, painted or affixed by Tenant on any part of the outside of any building comprising a part of the Leased Premises without the prior written consent of Landlord.

                                   ARTICLE 10

                                   ASSIGNMENT

Section 10.1. Tenant. Tenant may assign or sublet the Leased Premises or any part thereof subject to prior written consent of Landlord of said subletting or assignment, which consent shall not be unreasonably withheld, but such assignment or subletting shall not release the Tenant from the further performance by the Tenant of the covenants in this Lease unless Landlord expressly releases Tenant in writing. In any event, Tenant shall remain primarily liable on this Lease for the entire Term thereof and shall in no wise be released from the full and complete performance of all the terms, conditions, covenants and agreements herein contained unless Landlord expressly releases Tenant in writing.

Section 10.2. Landlord. The term ALandlord@ as used in this Lease means only the owner for the time being in fee of the Leased Premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee of the fee or of such underlying lease in possession for the time being of the Leased Premises, so that in the event of any sale of the Leased Premises or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, transferor, or assignor shall be entirely relieved of all further obligations of the Landlord herein. It shall be deemed without further agreement between the parties or their successors in interest, or between the parties and any such purchaser, transferee, or assignee, that such purchaser, transferee, or assignee has agreed to carry out all obligations of the Landlord hereunder. Tenant shall not be released from liability under this lease unless their successors, assigns or transferees, or personal representatives agree to be fully liable under this lease.

Section 10.3. Permitted Subleases and Assignments. Notwithstanding the provisions of Section 10.1 or any other Section of this Lease, Tenant may sublet any or all of the Leased Premises to any affiliate of Tenant without Landlord=s consent or other restriction. Tenant shall remain primarily liable under this Lease notwithstanding any subletting authorized by this Section.

                                   ARTICLE 11

                                   EXPIRATION

Section 11.1 Expiration. At the expiration of the Term, Tenant shall surrender the Leased Premises in as good condition as they were at the beginning of the term reasonable wear and tear excepted and subject to any improvement or additions constructed by Tenant. Notwithstanding any provision of law or any judicial decision to the contrary, no notice shall be required to terminate by limitation the Term of this Lease as herein provided, and the Term of this Lease shall expire on the termination date herein mentioned without notice being required from either party. In the event that Tenant or any party holding under Tenant shall hold over the Leased Premises beyond the expiration of the Term of this Lease, whether by limitation or forfeiture, Tenant or such other party shall pay one hundred twenty (120) percent of the rent hereunder during such hold over period; provided, however, that if Tenant or such other party shall remain in possession of the Leased Premises beyond the expiration of the Term of this Lease with the express consent of the Landlord, then such possession shall be as a month-to-month tenancy at the same rent as the last month of the Term and the provisions of this Lease other than those in regard to the term hereof shall be applicable. At the time of termination of this Lease, or any extension thereof, if Tenant is not in default on any obligation or covenant under this Lease, Tenant may remove its office supplies, office furniture, fixtures, equipment, and all other personal property from the Leased Premises, and shall promptly repair any damage caused by such removal, but all items shall be removed and all repairs completed on or before the last day of said Term or extension thereof. In any event, the obligation of Tenant to repair the Leased Premises and pay all amounts owing to Landlord shall survive the termination of this Lease.

                                   ARTICLE 12

                                    DEFAULT

Section 12.1. Events of Default. The occurrence of any of the following events shall constitute an AEvent of Default:@

         A. Failure by Tenant to pay the lease payments in the amounts and at the times provided in this Lease for a period of ten (10) days after written notice specifying such failure and requesting that it be remedied, given to Tenant by Landlord.

         B. Any material breach by Tenant of any representation, warranty, or covenant made in this Lease or failure by Tenant to perform any obligation or observe any covenant or condition on its part to be performed or observed pursuant to this Lease for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied, given to Tenant by Landlord; provided, however, that if said Default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default, if the Default is correctable without material adverse effect to the Leased Premises and corrective action is instituted by Tenant within such period and diligently pursued until the Default is corrected.

         C. The dissolution or liquidation of Tenant; or failure by Tenant promptly to lift any execution, garnishment, or attachment of such consequence as will impair its respective ability to carry out its obligations under this Lease; or the filing by Tenant of a petition in bankruptcy; or if Tenant makes an assignment for the benefit of creditors, or consents to the appointment of a trustee or receiver for the Tenant or for the greater part of its properties; or a trustee or receiver is appointed for the Tenant or for a greater part of its properties without its consent and is not discharged within thirty (30) days; or bankruptcy, reorganization, or liquidation proceedings are commenced by or against the Tenant, and if commenced against the Tenant is consented to by it and if Tenant fails to move to dismiss the action within thirty (30) days and diligently pursues dismissal.

         D. The term ADefault@ shall mean default or failure by the Tenant in the performance or observance of any of the covenants, conditions, or agreements on its part contained in this Lease, exclusive of any period of grace required to constitute an Event of Default.

Section 12.2. Remedies Upon Event of Default. Whenever any Event of Default shall have occurred and be continuing, the Landlord shall have the right to (i) take immediate possession of the Leased Premises, and the possession of and estate of the Tenant under this Lease shall terminate forthwith, or (ii) re-enter and take possession of the Leased Premises without terminating this Lease and relet the Leased Premises for the account of the Tenant, holding Tenant liable for the difference between the rent and other amounts payable by any sublessee in such subleasing and the lease payments and other amounts payable by Tenant under this Lease; provided, however, that until Landlord has entered into a firm agreement for the subleasing of the Property, Tenant may at any time pay all accrued lease payments (except accelerated lease payments) and fully cure all defaults, whereupon Tenant shall be restored to its use, occupancy, and possession of the Leased Premises as if no default had occurred; or (iii) take whatever action at law or in equity as may be necessary to collect the lease payments then due and thereafter to become due or to enforce performance and observance of any obligation, agreement, or covenant of Tenant under this Lease. Landlord shall act reasonably in exercising its remedies upon an Event of Default and shall have the duty to mitigate its damages. Notwithstanding the foregoing, if an Event of Default shall occur prior to the third anniversary of the date of this Lease Agreement, Tenant shall be responsible for lease payments as provided above through such third anniversary. If an Event of Default occurs after such third anniversary, Tenant shall be responsible for lease payments hereunder for a six (6) month period following such Event of Default.

Section 12.3. Payment of Attorneys= Fees and Other Expenses. Upon an Event of Default by Tenant, Tenant shall pay to Landlord upon demand therefor all costs and expenses, including reasonable attorneys= fees, lawfully incurred in obtaining possession of the Leased Premises, or in enforcing the performance or observance of any obligation or condition by Tenant under this Lease.

Section 12.4. Waivers and Limitation on Waivers. In the event any Default by Tenant under this Lease should be waived by Landlord, such waiver shall be limited to the particular Default so waived and shall not be deemed to waive any other Default hereunder nor be deemed a waiver of the same Default on another occasion.

         No delay or omission to exercise any right occurring upon any Event of Default shall impair any such right or shall be construed to be a waiver thereof, but any such right may be exercised from time to time as often as may be deemed expedient. In order to exercise any remedy reserved to Landlord in this Lease, it shall not be necessary to give any notice other than such notice as may be herein expressly required or required by law.

Section 12.5. Landlord=s Reimbursement. It is mutually covenanted and agreed by and between the parties hereto that in case Landlord or its successors shall, without fault upon their part, be made a party to any litigation commenced by or against Tenant, arising out of the use or occupancy of the Leased Premises, Tenant shall pay all costs and attorneys= fees necessarily incurred by the Landlord in connection with such litigation.

Section 12.6. Surrender of Property. In the event of the forfeiture of this Lease and the termination of the tenancy under this Lease by reason of any Event of Default upon the part of Tenant, then and in such event, upon such termination, the Tenant hereby covenants and agrees to peaceably give possession of the Leased Premises and relinquish any and all rights thereto.

Section 12.7. Accelerated Rent. Upon an Event of Default, in addition to all other rights and remedies available to Landlord, Landlord may accelerate all rent payments due hereunder and the same shall be due immediately. In the event that such Event of Default shall occur prior to the third anniversary of the date of this Lease Agreement, Landlord may only accelerate and demand those payments due hereunder through March I, 2001.

Section 12.8. Remedies Cumulative. It is mutually covenanted and agreed that the various rights, powers, privileges, elections, and remedies of the Landlord contained in this Lease shall be construed as cumulative, and the exercise of any one of them shall not preclude the exercise by the Landlord of any other rights or privileges that may be allowed by law.

Section 12.9. Tenant=s Remedies. Upon breach or default of Landlord of any of its promises, covenants, representations or warranties, Tenant, in addition to all other rights and remedies available to it by law, may terminate this Lease without further liability. Additionally, Landlord shall pay to Tenant upon demand therefor all costs and expenses, including reasonable attorneys= fees, incurred by Tenant in enforcing its rights under this Lease.

                                   ARTICLE 13

                              ENVIRONMENTAL ISSUES

Section 13.1. Environmental Liability. Tenant shall be responsible for and indemnify and hold Landlord, its directors, officers, employees and agents harmless from all claims, demands, actions, causes of action, settlements, expenses and any other liabilities, including, reasonable attorneys= fees, arising from or related to the Release of a Hazardous Substance by Tenant , or any of its employees, agents, contractors or invitees on, near or affecting the Leases Premises or other environmental defect or injury on, near or affecting the Leased Premises which is caused by Tenant or any of its employees, agents, contractors, or invitees during the Term.

         Landlord shall be responsible for and indemnify Tenant , its directors, officers, employees, and agents harmless from all claims, demands, actions, causes of action, settlements, expenses and any other liabilities, including reasonable attorneys= fees, arising from or related to the Release of a Hazardous Substance on, near or affecting the Leased Premises or other environmental defect or injury on, near or affecting the Leased Premises prior to the Term.

Section 13.2. Tenant=s Obligations. Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated, or disposed of on or in the Leased Premises by Tenant, its agents, employees, contractors, licensees or invitees without first obtaining Landlord=s written consent; provided that, Tenant may use, store, handle, and transport Hazardous Substances in the normal course of Tenant's operations, if Tenant uses, stores, handles and transports such Hazardous Substances in compliance with all federal, state and local laws, rules and regulations.

Section 13.3. Hazardous Substances. As used herein, AHazardous Substances@ means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of Indiana, or United States Government. AHazardous Substance@ also includes any and all material or substances that are deemed as Ahazardous waste@, Aextremely hazardous waste@ or a Ahazardous substance@ pursuant to state, federal or local governmental law. AHazardous Substance@ also includes asbestos, polychlorobiphonyls (APCB=s@) and petroleum.

Section 13.4. Release. As used herein, ARelease@ means any spilling, leaking, pumping, pouring emitting, emptying, discharging, injecting, escaping, leaving, dumping or disposing of Hazardous Substance (x) into the environment or (y) into or on the soil, subsoil, air, groundwater, surface water, or sediment.

                                   ARTICLE 14

                                 MISCELLANEOUS

Section 14.1. Notice. Any notice under this Lease shall be in writing and shall be deemed to be duly given if delivered personally or mailed by registered or certified mail, addressed to Landlord at the address at which it receives rent and addressed to Tenant at the Leased Premises, or such other address as may be provided by one party to the other.

          Section 14.2. Headings. (a) It is agreed that the headings as to the contents of particular paragraphs of this Lease are inserted only as a matter of convenience and for reference, and in no way are or are intended to be part of this Lease, or any way to define, limit or describe the scope or intent of the particular paragraph to which they refer.

         (b) Where in this instrument pronouns or words indicating the singular number appear, such words shall be considered as masculine, feminine or neuter pronouns or words indicating the plural number where the context indicates the propriety of such use.

Section 14.3. Entire Agreement. Landlord and Tenant agree that this Lease and its Exhibits contain the entire agreement between them and shall not be modified in any matter except by an instrument in writing signed by each of them.

Section 14.4. Binding Effect. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and such assigns and sublessee as may be permitted hereunder. Each individual executing this Lease on behalf of a corporation represents and warrants that (I) he or she has been authorized to do so by the Board of Directors of such corporation and (ii) that the corporation has been duly authorized by the Board of Directors to enter this Lease.

Section 14.5. Tenant Insurance. Tenant shall maintain during the Term , at its sole cost and expense and as additional rent, insurance for fire, casualty, hazard and extended coverage with responsible companies acceptable to Landlord on the Leased Premises in an amount representing the full replacement value of the improvements on the Leased Premises and in sufficient amounts to prevent Landlord or Tenant from becoming a co-insurer within the terms of the applicable policies; and in any event in an amount equal to the amount currently maintained on the Leased Premises.

         Said fire, casualty, hazard and extended coverage policies shall be issued in the name of Tenant, with Landlord as a named insured, with the loss, if any, payable to Landlord=s mortgagee, or if none, to Landlord and Tenant. The proceeds of any insurance shall be used to rebuild, repair and restore the Leased Premises as provided in this Lease unless prohibited by any mortgage.

         Tenant shall also, at its sole cost and expense, as additional rental, during the full term of this Lease maintain comprehensive general liability insurance with responsible companies acceptable to Landlord protecting both Landlord (as an additional insured) and Tenant against any and all claims for personal injury, loss of life or damage to property sustained or claimed to have been sustained in, on or about the Leased Premises or the adjoining sidewalks, streets or alleyways. Tenant shall maintain all such insurance in current coverage amounts through the current policy term. Following the expiration or earlier termination of the current policies, any renewal or replacement policies shall afford protection to the limit of not less than Five Hundred Thousand Dollars ($500,000) in respect to the injury or death of a single person, and to the limit of not less than One Million Dollars ($1,000,000) in respect to any one accident, and to the limit in respect to property damage of Three Million Dollars ($3,000,000) .

         Tenant shall furnish Landlord with duplicate originals or copies certified by the insurance companies, or certificates of all insurance policies required to be maintained under this paragraph and shall procure renewals of all such insurance policies at least ten (10) days before the expiration thereof. Such policies shall provide the Tenant and Landlord shall receive at least ten (10) days prior written notice of the cancellation of the policy or policies. In the event Tenant does not acquire the insurance policies required herein, Landlord shall have the right to acquire said policies and charge the costs therefor as additional rent.

Section 14.6. Confirmation. Tenant shall, at any time and from time to time, on ten (10) days prior written notice by Landlord, execute, acknowledge, and deliver to Landlord a written statement certifying that this Lease continues unmodified and in full force and effect (or if there have been modifications, that this Lease continues in full force and effect as modified and stating the modifications), and the dates to which the minimum and the additional rent have been paid, and stating whether Landlord is in default in performing any covenant to this Lease, and, should Landlord be in default, specifying each and every such default and any other matters relating to this Lease, it being intended that any such statement delivered pursuant to this paragraph may be relied on by Landlord or any prospective purchaser or mortgagee of the fee or any assignee of any mortgagee on the fee of the Leased Premises.

Section 14.7. Survival. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated hereby.

Section 14.8.     Memorandum.       Landlord  and Tenant  agree if  Landlord
so desires to execute, deliver and record with the Hamilton County Recorder a memorandum of lease reflecting the terms and conditions of this Lease and the option contained herein.

Section 14.9 Attornment. Tenant leases the Leased Premises subject to any mortgages now or hereafter placed upon the real estate of which the Leased Premises are a part and agrees to cooperate with Landlord in any attempts Landlord may make from time to time to obtain financing secured by the real estate and improvements thereon of which the Premises are a part. Tenant shall attorn to and subject and subordinate its interest in the Lease and Leased Premises to any of Landlord=s mortgagees, transferees, successors or assigns.

Section 14.10.  Applicable Law.     This Lease  shall be deemed to have been
made in the State of Indiana and shall be construed according to the laws of Indiana, without reference to its choice of law rules.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above mentioned.

ALANDLORD@

Ameling Properties, LLC

/s/ JohnI. Ameling___________________
John I. Ameling, Member





ATENANT@

KAT, Inc.



By:/s/ JohnI. Ameling_______________
President ,

                                    GUARANTY

         FOR VALUABLE CONSIDERATION, the undersigned hereby guarantees to Ameling Properties, LLC, (the ALandlord@) the full and prompt payment and performance by KAT, Inc., (the ATenant@) of each and every obligation as set forth in the attached Lease dated March 18, 1999 between Tenant and Landlord including, without limitation, the payment of all costs and expenses (including attorneys fees) reasonably incurred by Landlord in the enforcement of its rights under the Lease and/or this Guaranty. The undersigned waives notice of default and consents to such extensions and other modifications of the Lease as may be agreed upon from time to time between Landlord and Tenant.

Dated:  March 21, 1999

TRANSIT GROUP, INC.



By:/s/ Philip A. Belyew_________
Philip A. Belyew, President


Attest:



By:___________________________

Title:__________________________